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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934




      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 24, 1996



                                  KEANE, INC.
            (Exact Name of Registrant as Specified in Its Charter)



                                 MASSACHUSETTS
                (State or Other Jurisdiction of Incorporation)



         1-7516                                     04-243-7166
(Commission File Number)              (I.R.S. Employer Identification No.)


            TEN CITY SQUARE
         BOSTON, MASSACHUSETTS                                 02129
(Address of Principal Executive Offices)                    (Zip Code)



                                (617) 241-9200
             (Registrant's telephone number, including area code)




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      This Current Report on Form 8-K is filed by Keane, Inc., a Massachusetts corporation (the "Registrant"), in connection with the matters described herein.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On October 24, 1996, the Registrant engaged Ernst & Young LLP ("Ernst & Young") as its independent auditors and dismissed Coopers & Lybrand L.L.P. ("Coopers & Lybrand") from such position. The decision to change accountants was made by the Board of Directors of the Registrant. None of the reports of Coopers & Lybrand on the financial statements of the Registrant for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years and the subsequent interim period immediately preceding the date of the dismissal of Coopers & Lybrand, the Registrant had no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Coopers & Lybrand, would have caused Coopers & Lybrand to make a reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Registrant. None of the reportable events listed in
Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934 occurred with respect to the Registrant's two most recent fiscal years or the subsequent interim period preceding the dismissal of Coopers & Lybrand.

      Prior to making the decision to retain Ernst & Young, the Registrant had consulted with Ernst & Young concerning certain tax matters. However, neither the Registrant nor anyone on its behalf consulted Ernst & Young regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written or oral advice concerning the same was provided to the Registrant that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

           The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        KEANE, INC.
                                        (Registrant)



Date: October 30, 1996                  By:  /s/ Wallace A. Cataldo
                                             -----------------------------
                                             Wallace A. Cataldo
                                             Vice President--Finance
                                             (Principal Financial Officer)


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                                 EXHIBIT INDEX



Exhibit Number           Description
--------------           -----------

     16                  Letter re Change in Certifying Accountant